RISK FACTORS

Investing in the Company involves a high degree of risks and an investor should be able to bear the complete loss of its investment. The risks and uncertainties described below are not the only ones we face. Additional risks not currently known to the Company may also impair its business operations. If any of the following risks actually occur, the business, financial condition or results of operations could be materially adversely affected. The Company cautions investors that this Subscription Agreement includes forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include any projected future results of operations. Forward-looking statements also include statements in which the Company (or "MCG") use words such as "expect," "anticipate," "intend," "plan," "believe," "estimate" or similar expressions. The actual results are likely to differ from these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this Agreement.

         A.       RISKS ASSOCIATED WITH BUSINESS OF COMPANY

         1. The Company is an early-stage company, which makes it difficult to evaluate its business and prospects.

                  The Company was founded in 1989 and, thereafter, has only had a limited operating history. It has just acquired the operations of Floor Decor, Inc., by merger into the Company's subsidiary, Media Flooring, Inc. This makes the evaluation of its business prospects difficult. All of the Company's revenues have been generated from sales by Media Flooring, Inc. and Floor Decor, Inc. since its acquisition by merger into the wholly-owned subsidiary effective May 22, 2001. There can be no assurance that any of the Company's potential products and services can be successfully developed and expanded. An investor must consider the risks and uncertainties frequently encountered by retail and wholesale product distribution companies in the early stages of development, particularly those faced by companies in the highly competitive industry. It is expected that the Company's business, operating results and financial condition will be materially adversely affected if revenues do not meet its projections.

         2.       Expanding Market for the Company's Products.

                  The Company's ability to expand will be dependent upon the development of additional "big box" units as well as the acquisition of other flooring companies. Whether, and the manner in which the market for its products and services will grow is uncertain. The market for its products and services may be inhibited for a number of reasons, including:
         * the reluctance of consumers to embrace the products and services offering;
         * alternative competitive models to the Company's products and services;
         * the Company's failure to successfully market its products and services to new customers; and
         * the Company's inability to maintain and strengthen its brand awareness.

         In addition, the Company's business is a cyclical business which could affect inventory levels and cash flow on a cyclical basis.

         3. The Market for the Company's Products Relies on the Home Builder Industry.

         The market for the sale of the Company's products relies heavily on the home building industry and may be affected by the overall economy and changes in consumer spending. Accordingly, the Company may suffer a decrease in sales if there is a significant reduction of home construction or a decrease in consumer spending. In addition, the Company's products require skilled and qualified labor to install the Company's products and therefore further expansion will require the Company being able to retain such skilled personnel in that geographic locale.

         4.       Need for Additional Funds; Risk of Insolvency.

         The Company's operations require a significant amount of cash and equity to be invested in order to sustain operations. Prior to the May 22, 2001 reverse merger in the Form 10KSB filed on April 2, 2001 the Company's prior independent auditors have included an explanatory paragraph in their opinion to the Company's audited financial statements with respect to the Company's ability to continue as a going concern. The Company will need to raise substantial additional funds to continue and/or expand its operations. The Company intends to seek additional funding through public or private financings, including equity financings. Adequate funds for these purposes, whether obtained through financial markets, collaborative agreements or other arrangements with corporate partners or from other sources, may not be available when needed or on terms acceptable to the Company. Insufficient funds may require the Company: to delay, scale back or eliminate some or all of its operations.. The Company's future cash requirements will be affected by results of its operation. The Company currently has significant debt, including existing loans owned to Shareholders. In connection with the current Offering, certain Shareholders may convert such debt to equity, which may involve more than fifty (50%) percent of the total Offering. Accordingly, the Company will still need to raise additional capital in order to continue as a going concern.

         5.       Potential Adverse Effect of Market Change.

         The market for the Company's products and services is characterized by a high degree of change based in part upon factors in the economy, evolving industry standards and changes in customer demands. The Company's future success will depend in part on its ability to enhance existing products and services, to develop and introduce new product lines and services to meet diverse and evolving customer requirements, and to keep pace with market developments and emerging industry standards. There can be no assurance that the Company will be successful in introducing and marketing product and service enhancements or that new products will respond to consumer change or evolving industry standards, or that the Company will not experience difficulties that could delay or prevent the successful introduction, implementation and marketing of these products and enhancements, or that any new products and services and product and service enhancements the Company may introduce will achieve market acceptance.

         6.       Competition.

         The flooring industry in general is highly competitive.
Barriers to entry into this industry are not significant and there is no unique technology that provides the Company with any competitive advantages. There can be no assurance that competitors will not succeed in developing products and services that are marketed more effectively than the Company's. Many of the Company's potential competitors have substantially greater financial, marketing and human resources than the Company.

        7. Management of Growth; Dependence on Senior Management and Other Key Employees.

         The Company's ability to effectively manage its future growth, if any, will require it to develop, and continue to improve, the Company's operational, financial and management controls, accounting and reporting systems, and other internal processes. There can be no assurance that the Company will be able to make improvements in an efficient or timely manner or that any such improvements will be sufficient to manage its growth, if any. If the Company is unable to manage growth effectively, its business, operating results and financial condition would be materially adversely affected.

         The Company's success depends to a significant extent upon its senior management and certain other key employees of the Company. The loss of the service of senior management or other key employees could have a material adverse effect on the Company. Furthermore, the Company believes that its future success will also depend to a significant extent upon its ability to attract, train and retain highly skilled technical, management, sales and marketing personnel. Competition for such personnel is intense, and the Company expects that such competition will continue for the foreseeable future. The failure to attract or retain such personnel could have a material adverse effect on the Company's business, operating results and financial condition.

         8. The ownership of the Company's Shares is concentrated among a small group of shareholders.

         Alvin J. Nassar and his affiliates currently own and control approximately forty (40%) percent of the outstanding shares of common stock of the Company. As of June 30, 2001, officers and directors as a group including their affiliates, owned in excess of forty (40%) percent of the outstanding shares of common stock of the Company. Thus, the management of the Company, principally Alvin J. Nassar and Ed Kenny, is able to control the policies and affairs of the Company, including the election of directors, the appointment of officers, and material corporate transactions such as financings, mergers and acquisitions.

         9.       Limited Sales, Marketing and Distribution Experience.

         The Company has very limited experience in sales, marketing and distribution, although its key management, Messrs Nassar and Kenny, have in excess of 45 years experience in the flooring industry. In order to market and sell certain products and services directly, the Company will have to develop a sales force and a marketing group. There can be no assurance that the Company will succeed in doing so.

        10.      The Company has few suppliers.

         Floor Decor, Inc. began operations in September of 2000 and has currently only a limited number of suppliers. Although it anticipates that it will expand its supply base, the Company anticipates that a small number of suppliers will account for a substantial portion of its product availability for the foreseeable future. As a result, the Company's inability to secure additional suppliers or the loss of any one supplier is likely to have a material adverse effect on our business, financial condition or results of operations. In addition, the supply side of the carpet industry has been consolidated into three main suppliers in the U.S. This lack of competition could limit pricing negotiations with such carpet suppliers.

        11. Management has broad discretion in the use of proceeds from the sale of Shares.

         A substantial portion of the net proceeds to be received by the Company is allocated to working capital and general corporate purposes. Accordingly, management will have broad discretion with respect to the expenditure of these proceeds.

      B.       RISKS OF OFFERING.

         In addition to the risks mentioned under the "Risks Associated with Business of Company" section above, investors should also be aware of the following risks associated with this Offering:

                1. The price of the Shares may not accurately reflect the value of the Shares.

         The purchase price of the Shares may be arbitrarily determined by the Company. There can be no assurance that this price will accurately reflect the value of the Shares or that this price may be realized upon disposition of the Shares.

                2. The total price investors will pay for the Shares may substantially exceed the value of the Company's assets after subtracting liabilities.

         The purchase price of the Shares is substantially higher than our net tangible book value per share. Investors purchasing shares of common stock of the Company, therefore, will incur immediate and substantial net tangible book value dilution.

                3.       Transferability of Shares Restricted.

         Prospective investors should be fully aware of the long-term nature of an investment in the Company. Except as expressly set forth in a registration rights agreement, the offer and sale of the Shares, the Warrants and the Shares to be issued upon exercise of the Warrants will not be registered under the Securities Act of 1933, as amended, or the Florida Securities Act because of exemptions from such registration for so-called "exempt transactions." Such exemptions depend, in part, upon restrictions on the transferability of Shares. Accordingly, purchasers of Shares, the Warrants and the Shares to be issued upon exercise of the Warrants will need to bear the economic risk of their investment for an indefinite period of time (at least one year under Rule 144 of the Act). In addition, the Shares, the Warrants and the Shares to be issued upon exercise of the Warrants may be transferred only if certain requirements are satisfied and only with the consent of the Company. Prospective investors will be required to represent in writing that they are purchasing the Shares, the Warrants and the Shares to be issued upon exercise of the Warrants for their own account for long term investment and now with a view toward resale or distribution. If, as a result of some change in circumstances arising from an event not now contemplated, an investor wishes to transfer his Shares, the Warrants and the Shares to be issued upon exercise of the Warrants, such investor may find no market for the Shares, the Warrants and the Shares to be issued upon exercise of the Warrants.

                4. An investor should not expect to receive dividends from the Company.

                The terms of the Shares sale by the Company do not require the payment or accrual of dividends on the Shares. The Company does not expect to declare or pay any dividends in the near future.

                5. Risks of Low-Priced Stock; Possible Effect of "Penny Stock" Rules on Liquidity for the Company's Shares.

                Because the Company's Shares are not listed on a national securities exchange nor listed on a qualified automated quotation system, they are subject to Rule 15G-9 under the Exchange Act, which imposes additional sales practice requirements on broker-dealers that sell "penny stock" to persons other than established customers and "accredited investors." Rule 15g-9 defines "penny stock" generally to be any equity security that has a market price (as therein defined) of less than $5.00 per share or an exercise price of less than $5.00 per share. Such Rule may affect liquidity of the Company's Shares in the secondary market.

                6. The Board of Directors has the authority to issue more Shares, causing substantial dilution to Subscribers, without investor approval.

                The Certificate of Incorporation as amended, authorizes the issuance of up to 100,000,000 shares of Common Stock. A majority of the authorized but unissued shares of Common Stock are still available for issuance. The directors of the Company will continue to control all corporate matters related to the Company and will have the right to issue additional Shares for proper consideration. The Company may from time to time issue and sell additional Shares with the potential effect of significant dilution to investors purchasing Shares in the Offering, among others. The Company, will, in all likelihood, issue a substantial number of additional Shares in connection with or following a business combination, merger or acquisition. The Board of Directors may, with shareholder approval, amend the Certificate of Incorporation to issue preferred stock with such designations, powers, preferences, rights, qualifications, limitations and restrictions and in such series as it shall determine, subject to the laws of the State of Delaware.

                7.       Absence of Registration Under Federal or State
                         Securities Laws.

                Prospective investors must recognize that the offer and sale of the Shares pursuant to this Offering has not been and will not be registered under the Securities Act of 1933, the Florida Securities Act or other applicable state securities laws, if any, by reason of specific exemptions from registration under such laws. Thus, prospective investors cannot rely upon regulatory authorities having reviewed the terms of this Offering, including the nature and amount of compensation, the disclosure of risks and the fairness of the terms of this Offering. Accordingly, prospective Investors must recognize that they do not necessarily have any of the same protection afforded by registration under applicable federal and state securities laws and they must judge the adequacy of disclosure and fairness of the terms of the Offering on their own, i.e., without the benefit of prior review by regulatory authorities.

                9.       Absence of Separate Counsel.

                No separate counsel has been appointed to represent Subscribers herein.

               10.      Compliance With Securities Laws.

                Shares are being offered to subscribers pursuant to the exemptions available under Rule 506 of Regulation D of Section 4(2) of the Securities Act of 1933, as amended. If the Company should fail to comply with each and every one of the requirements of any available exemption from registration, the investors may have the right to rescind their purchases of Shares if they so desire. Compliance with Section 4(2) of the Act is highly technical and dependent upon, among other matters, the investment intent of each investor (see "Risk Factors - Transferability of Shares Restricted"). There is always a possibility that if an investor or investors should obtain rescission of their investments, the Company might be unable to secure the funds to purchase the Shares.

               11.      Dilution: Arbitrary Offering Price.

                An investment in the Shares of the Company will result in immediate dilution of the value of such Shares based on a comparison of the per share book value of the Shares. Certain Officers and Directors and/or their affiliates have acquired Shares at costs substantially lower than the per Share price being paid under this Offering. The per Share price was determined arbitrarily although such price is below the current market price for the shares being traded on the over-the-counter market. Such prices bear no relationship to the book value of the Company's assets, earnings, or any other recognized criterion of value. Subscribers must use their own judgement in determining the appropriateness of the per Share price in the context of an investment decision.